AMENDMENT NUMBER TWO
TO CREDIT AGREEMENT
THIS AMENDMENT NUMBER TWO TO CREDIT AGREEMENT (this “Amendment”), dated as of September 21, 2018, is entered into by and among PANDORA MEDIA, INC., a Delaware corporation (“Pandora”), the Subsidiaries of Pandora identified on the signature pages hereof as “Borrowers” (together with Pandora, each, a “Borrower” and individually and collectively, jointly and severally, the “Borrowers”), the Subsidiaries of Pandora identified on the signature pages hereof as “Guarantors” (each, a “Guarantor” and individually and collectively, jointly and severally, the “Guarantors”), the Lenders identified on the signature pages hereof, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Wells Fargo”), as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”), and in light of the following:
W I T N E S S E T H
WHEREAS, Borrowers, the Lenders party thereto, Agent, and JPMorgan Chase Bank, N.A. (“JPM”), Morgan Stanley Senior Funding, Inc. (“MSSF”), and Wells Fargo, as joint lead arrangers and as joint bookrunners, are parties to that certain Credit Agreement, dated as of December 29, 2017 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, Borrowers have requested certain amendments to the Credit Agreement; and
WHEREAS, upon the terms and conditions set forth herein, Agent and the Required Lenders are willing to make certain amendments to the Credit Agreement.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Defined Terms. All initially capitalized terms used herein (including the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Credit Agreement (including Section 1.1 thereof).
2.Amendments to Credit Agreement. Subject to the satisfaction (or waiver in writing by Agent) of the conditions precedent set forth in Section 3 hereof, Section 1.1 of the Credit Agreement is hereby amended by amending and restating subclause (u) of the definition of “Permitted Indebtedness” in its entirety as follows:
(u)    Permitted Convertible Notes; provided that (a) at the time of incurrence thereof and after giving effect thereto, (i) no Default or Event of Default shall have occurred and be continuing and (ii) Liquidity shall not be less than the greater of (x) 16.67% of the Maximum Revolver Amount and (y) $10,000,000 and (b) Administrative Borrower shall have delivered to Agent a certificate of a financial officer of Administrative Borrower certifying that (i) all the requirements set forth in this clause (u) have been satisfied with respect to such incurrence of Permitted Convertible Notes, (ii) based on the information then available to Administrative Borrower, Administrative Borrower in good faith expects that Liquidity will not be less than the greater of (x) 16.67% of the Maximum Revolver Amount and (y) $10,000,000 at any time during the six month period immediately following such incurrence, together with a calculation in support of the satisfaction of the requirement referred to in clause (a)(ii) above, and any Refinancing Indebtedness in respect thereof, and (iii) that the consent of the holders of the Series A Preferred Stock of Administrative

Borrower (x) is not required in connection with the issuance of such Permitted Convertible Notes or (y) to the issuance of such Permitted Convertible Notes has been obtained and is in full force and effect (and, in the case of this clause (y), attaching a copy of such written consent); provided further that the aggregate principal amount of Indebtedness permitted by this clause (u) may not exceed $600,000,000 less the aggregate principal amount of any outstanding 2020 Unsecured Convertible Notes at any time outstanding,
3.Conditions Precedent to Amendment. The satisfaction (or waiver in writing by Agent) of each of the following shall constitute conditions precedent to the effectiveness of the Amendment (the first date upon which all of such conditions are satisfied or waived in writing by Agent, the “Amendment Effective Date”):
(a)    Agent shall have received this Amendment, duly executed by Agent, the Borrowers, the Guarantors, and Lenders constituting the Required Lenders, and the same shall be in full force and effect.
(b)    After giving effect to this Amendment, the representations and warranties contained herein, in the Credit Agreement, and in the other Loan Documents, in each case shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall continue to be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date).
(c)    No Default or Event of Default shall have occurred and be continuing as of the Amendment Effective Date, nor shall either result from the consummation of the transactions contemplated herein.
(d)    Borrowers shall pay to Agent and each Lender concurrently with the closing of the transactions contemplated by this Amendment, all fees, costs, expenses and taxes then payable pursuant to the Credit Agreement and Section 4 of this Amendment; provided that an invoice is provided to Borrowers not less than one Business Day prior to the closing of the transactions contemplated by this Amendment.
(e)    All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered, executed, or recorded and shall be in form and substance reasonably satisfactory to Agent.
4.Representations and Warranties. Each Loan Party hereby represents and warrants to Agent and each other member of the Lender Group as follows:
(a)    It (i) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization, (ii) is qualified to do business in any state where the failure to be so qualified could reasonably be expected to result in a Material Adverse Effect, and (iii) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into this Amendment and the other Loan Documents to which it is a party and to carry out the transactions contemplated hereby and thereby.
(b)    The execution, delivery, and performance by it of this Amendment and the performance by it of each Loan Document to which it is or will be a party (i) have been duly authorized by all necessary action, (ii) do not and will not (A) violate any material provision of federal, state or local law or regulation applicable to it or its Subsidiaries, the Governing Documents of it or its Subsidiaries, or any order, judgment, or decree of any court or other Governmental Authority binding on it or its Subsidiaries, (B) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Material Contract of any Loan Party or its Subsidiaries, the Preferred Equity Documents, the Permitted Convertible Notes, or the Permitted Subordinated Notes, where any such conflict, breach or default could individually or in the aggregate reasonably be expected to have a Material Adverse Effect, (C) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of any Loan Party, other than Permitted Liens, or (D) require any approval of any holder of Equity Interests of a Loan Party or any approval or consent of any Person under any Material Contract of any Loan Party, the Preferred Equity Documents, the Permitted Convertible Notes, or the Permitted Subordinated Notes, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of Material Contracts, the Preferred Equity Documents, the Permitted Convertible Notes, and the Permitted Subordinated Notes, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Effect.
(c)    No registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority is required in connection with the execution, delivery and performance by it of this Amendment or any other Loan Document to which it is or will be a party, other than registrations, consents, approvals, notices, or other actions that have been obtained and that are still in force and effect.
(d)    This Amendment is, and each other Loan Document to which it is or will be a party, when executed and delivered by each Person that is a party thereto, will be the legally valid and binding obligation of such Person, enforceable against such Person in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally.
(e)    No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against any Loan Party, Agent, any member of the Lender Group, or any Bank Product Provider.
(f)    No Default or Event of Default has occurred and is continuing as of the date of the effectiveness of this Amendment, and no condition exists which constitutes a Default or an Event of Default.
(g)    The representations and warranties set forth in this Amendment, the Credit Agreement, as amended by this Amendment and after giving effect to this Amendment, and the other Loan Documents to which it is a party are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall continue to be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date).
(h)    This Amendment has been entered into without force or duress, of the free will of each Loan Party, and the decision of each Loan Party to enter into this Amendment is a fully informed decision and such Person is aware of all legal and other ramifications of each decision.

(i)    It has read and understands this Amendment, has consulted with and been represented by independent legal counsel of its own choosing in negotiations for and the preparation of this Amendment, has read this Amendment in full and final form, and has been advised by its counsel of its rights and obligations hereunder.
5.Payment of Costs and Fees. Borrowers shall pay to Agent and each Lender all Lender Group Expenses (including, without limitation, the reasonable fees and expenses of any attorneys retained by Agent or any Lender) in connection with the preparation, negotiation, execution and delivery of this Amendment and any documents and instruments relating hereto.
6.CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; JUDICIAL REFERENCE PROVISION. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER AND JUDICIAL REFERENCE PROVISION SET FORTH IN SECTION 12 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.
7.Amendments. This Amendment cannot be altered, amended, changed or modified in any respect except in accordance with Section 14.1 of the Credit Agreement.
8.Counterpart Execution. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.
9.Effect on Loan Documents.
(a)    The Credit Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document. Except for the amendments to the Credit Agreement expressly set forth herein, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect. The waivers, consents and modifications set forth herein are limited to the specifics hereof (including facts or occurrences on which the same are based), shall not apply with respect to any facts or occurrences other than those on which the same are based, shall neither excuse any future non-compliance with the Loan Documents nor operate as a waiver of any Default or Event of Default, shall not operate as a consent to any further waiver, consent or amendment or other matter under the Loan Documents, and shall not be construed as an indication that any future waiver or amendment of covenants or any other provision of the Credit Agreement will be agreed to, it being understood that the granting or denying of any waiver or amendment which may hereafter be requested by Borrowers remains in the sole and absolute discretion of Agent and Lenders. To the extent that any terms or provisions of this Amendment conflict with those of the Credit Agreement or the other Loan Documents, the terms and provisions of this Amendment shall control.

(b)    Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.
(c)    To the extent that any of the terms and conditions in any of the Loan Documents shall contradict or be in conflict with any of the terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.
(d)    This Amendment is a Loan Document.
(e)    This Amendment shall be construed in accordance with the rules of construction set forth in Section 1.4 of the Credit Agreement, and such provisions are incorporated herein by this reference, mutatis mutandis.
10.Entire Agreement. This Amendment, and the terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersede any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written.
11.Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
12.Reaffirmation of Obligations. Each Loan Party hereby (a) acknowledges and reaffirms its obligations owing to Agent, each member of the Lender Group, and the Bank Product Providers under each Loan Document to which it is a party, and (b) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Each Loan Party hereby (i) further ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted, pursuant to and in connection with the Guaranty and Security Agreement or any other Loan Document to Agent, on behalf and for the benefit of each member of the Lender Group and each Bank Product Provider, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and (ii) acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for such obligations, continue to be and remain collateral for such obligations from and after the date hereof (including, without limitation, from after giving effect to this Amendment).
13.Ratification. Each Loan Party hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the Loan Documents effective as of the date hereof and as modified hereby.
14.Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
[Signature pages follow]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWERS:	PANDORA MEDIA, INC., a Delaware corporation

	By:	/s/ Naveen Chopra
	Name:	Naveen Chopra
	Title:	Chief Financial Officer

PANDORA MEDIA CALIFORNIA, LLC, a California limited liability company
By: Pandora Media, Inc. Its: Sole Member

	By:	/s/ Naveen Chopra
	Name:	Naveen Chopra
	Title:	Chief Financial Officer

Signature Page to Amendment Number Two to Credit Agreement

GUARANTOR:
ADSWIZZ, INC., a Delaware corporation By: Pandora Media, Inc. Its: Sole Shareholder By: /s/ Naveen Chopra Name: Naveen Chopra Title: Chief Financial Officer

Signature Page to Amendment Number Two to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Agent and as a Lender

By:	/s/ David Klages
Name:	David Klages
Its Authorized Signatory

Signature Page to Amendment Number Two to Credit Agreement

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:	/s/ Christopher Winthrop
Name:	Christopher Winthrop
Title:	Vice President

Signature Page to Amendment Number Two to Credit Agreement

JP MORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Bruce S. Borden
Name:	Bruce S. Borden
Title:	Executive Director

Signature Page to Amendment Number Two to Credit Agreement

MUFG UNION BANK, N.A., as a Lender

By:	/s/ Nadia Mitevska
Name:	Nadia Mitevska
Title:	Director

Signature Page to Amendment Number Two to Credit Agreement